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EXHIBIT 8.23a, page 1






                        CONSENT OF INDEPENDENT
                     CERTIFIED PUBLIC ACCOUNTANTS



       We have issued our report dated January 17, 1997 accompanying the consolidated financial statements incorporated by reference of First Commonwealth Financial Corporation and Subsidiaries on Form 10-K for the year ended December 31, 1996. We hereby consent to the incorporation by reference of said reports in the Registration Statement of First Commonwealth Financial Corporation and Subsidiaries on Form S-8 (File No. 33-55687).



                                                   /S/GRANT THORNTON, LLP
                                                   Philadelphia,
Pennsylvania
                                                   April 18, 1997

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